UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BAKER HUGHES INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Baker Hughes Incorporated
2929 Allen Parkway, Suite 2100, Houston TX 77019
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, April 23, 2009

The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/bhi

BAKER HUGHES INCORPORATED

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of these documents, you must request one.There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 9, 2009 to facilitate timely delivery.

Dear Stockholder:
The 2009 Annual Meeting of Stockholders of Baker Hughes Incorporated (the “Company”) will be held at the Plaza Banquet Room at 2777 Allen Parkway, Houston, Texas, on Thursday, April 23, 2009, at 9:00 a.m. (Central Daylight Time).
Proposals to be considered at the Annual Meeting:
(1)	Election of Eleven Directors.

(2)	Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Accounting Firm for Fiscal Year 2009.

(3)	Proposal to Approve Amendment to the Baker Hughes Incorporated Employee Stock Purchase Plan.

(4)	Stockholder Proposal no. 1 regarding Calling Special Shareowners Meetings.

(5)	Such other business as may properly come before the meeting and any adjournment thereof.
Management recommends a vote “FOR” Items 1, 2 and 3 a vote “AGAINST” Item 4.
The Board of Directors has fixed the close of business on February 26, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.
CONTROL NUMBER
â

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number
à

44695

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
Meeting Location:
Plaza Banquet Room
2777 Allen Parkway
Houston, TX 77019
The following Proxy Materials are available for you to review online:
•	the Company’s 2009 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet:	http://bnymellon.mobular.net/bnymellon/bhi.
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The Proxy Materials for Baker Hughes Incorporated are available to review at:
http://bnymellon.mobular.net/bnymellon/bhi
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.